Prudential Investments Funds
Target Funds

Supplement dated June 10, 2016 to the
Currently Effective Prospectuses and Statements of Additional Information

Effective immediately, the following changes are made to each Fund’s Statutory Prospectus and Statement of Additional Information (SAI) and are in addition to any existing supplement. This supplement should be read in conjunction with your Statutory Prospectus and SAI and be retained for future reference.

I.	The section of each Fund’s Prospectus entitled “Reducing or Waiving Class A’s and Class C’s Sales Charges” is hereby amended by deleting the disclosure which appears in the bullet covering Letter of Intent and substituting the new disclosure set forth below:

Sign a Letter of Intent, stating in writing that you or an eligible group of related investors will purchase a certain amount of shares in the Fund and other Prudential Investments mutual funds within 13 months.

Purchases made prior to the effective date of the Letter of Intent will be applied toward the satisfaction of the Letter of Intent to determine the level of sales charge that will be paid pursuant to the Letter of Intent, but will not result in any reduction in the amount of any previously paid sales charge.

II.	The section of each Fund’s Prospectus entitled “How to Buy, Sell and Exchange Fund Shares” is hereby amended by including the following disclosure in the sub-section entitled “Understanding the Price You’ll Pay”:

The Fund will not treat an intraday unscheduled disruption in NYSE trading as a closure of the NYSE and will price its shares as of 4:00 p.m., if the particular disruption directly affects only the NYSE.

III.	The section of each Fund’s Prospectus entitled “How to Sell Your Shares” is hereby amended by deleting the disclosure which appears in the sub-section entitled “90-Day Repurchase Privilege” and substituting the new disclosure set forth below:

After you redeem your shares, you have a 90-day period during which you may reinvest back into your account any of the redemption proceeds in shares of the same Fund without paying an initial sales charge. In order to take advantage of this privilege, you must notify the Transfer Agent or your broker at the time of the repurchase. This privilege can only be used once in a 12-month period. For more information, see the SAI.

IV.	Part II of each Fund’s SAI entitled “Purchase, Redemption and Pricing of Fund Shares” is hereby amended by deleting the disclosure which appears in the section entitled “90-Day Repurchase Privilege” and substituting the new disclosure set forth below:

If you redeem your shares and have not previously exercised the repurchase privilege during the previous 12 months, you may reinvest back into your account any portion or all of the proceeds of such redemption in shares of the Fund at the NAV next determined after the order is received, which must be within 90 days after the date of the redemption. Any CDSC paid in connection with such redemption in Class A, Class B or Class C shares will be credited (in shares) to your account. (If less than a full repurchase is made, the credit will be on a pro rata basis.) This repurchase privilege can only be used once in a 12-month period. You must notify PMFS, either directly or through the Distributor or your broker, at the time the repurchase privilege is exercised to adjust your account for the CDSC you previously paid. Thereafter, any redemptions will be subject to the CDSC applicable at the time of the redemption. See “Contingent Deferred Sales Charge” below. Exercise of the repurchase privilege will generally not affect federal tax treatment of any gain realized upon redemption. However, if the redemption was made within a 30 day period of the repurchase and if the redemption resulted in a loss, some or all of the loss, depending on the amount reinvested, may not be allowed for federal income tax purposes.

V.	Part II of each Fund’s SAI entitled “Net Asset Value” is hereby amended by including the following disclosure:

The Fund will not treat an intraday unscheduled disruption in NYSE trading as a closure of the NYSE and will price its shares as of 4:00 p.m., if the particular disruption directly affects only the NYSE.

LR871